ELFUN FUNDS

Elfun Diversified Fund

Supplement dated February 5, 2014

To the Statutory Prospectus dated April 30, 2013,

as supplemented on May 3, 2013 and November 11, 2013

and

Summary Prospectus dated April 30, 2013,

as supplemented on May 3, 2013 and November 11, 2013

Effective February 5, 2014, the Elfun Funds statutory prospectus dated April 30, 2013, as supplemented (the “Prospectus”), and the Elfun Diversified Fund summary prospectus dated April 30, 2013, as supplemented (the “Summary Prospectus”), are revised as follows:

Elfun Diversified Fund

On page 19 of the Prospectus, and on page 4 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Jeffrey Palma	Less than 1 year	Senior Vice President, Tactical Asset Allocation
David Wiederecht	2 years	President & Chief Investment Officer — Investment Solutions

On page 39 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Portfolio Managers,” the paragraph entitled “Elfun Diversified Fund” is deleted in its entirety and replaced with the following:

Elfun Diversified Fund is managed by a team of portfolio managers that includes Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective.

On page 39 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Portfolio Managers,” the biography of Greg Hartch is deleted in its entirety.

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.